Exhibit 99.1

SS Innovations Reports Fourth Quarter and Full Year 2025 Financial Results

Strong growth in SSi Mantra installations, procedures and revenues

Fort Lauderdale, FL – March 10, 2026 – SS Innovations International, Inc. (the “Company” or “SS Innovations”) (Nasdaq: SSII), a developer of innovative surgical robotic technologies dedicated to making robotic surgery affordable and accessible to a global population, today announced unaudited financial results for the three and twelve months ended December 31, 2025. The Company also filed its Annual Report on Form 10-K for the year ended December 31, 2025, with the Securities and Exchange Commission on March 10, 2026.

Fourth Quarter 2025 Overview

●	Revenue increased 79.1% to $14.5 million from $8.1 million in the fourth quarter of 2024.

●	Gross margin of 43.9% compared to 48.9% in the fourth quarter of 2024.

●	Gross profit rose 60.7% to $6.4 million from $4.0 million in the fourth quarter of 2024.

●	Net loss of $2.5 million, or $(0.01) per diluted share, compared to a net loss of $1.9 million, or $(0.01) per diluted share, in the fourth quarter of 2024.

●	SSi Mantra surgical robotic system installations totaled 40, up 81.8% from 22 installations in the fourth quarter of 2024 and up 48.1% from 27 installations in the third quarter of 2025.

Full Year 2025 Overview

●	Revenue increased 105.7% to $42.5 million from $20.6 million in 2024.

●	Gross margin expanded to 46.0% from 40.9% in 2024.

●	Gross profit rose 131.2% to $19.5 million from $8.5 million in 2024.

●	Net loss of $12.1 million, or $(0.06) per diluted share, compared to net loss of $19.2 million, or $(0.11) per diluted share, in 2024.

●	SSi Mantra surgical robotic system installations totaled 103, up 119.1% from 47 installations in 2024.

As of December 31, 2025

●	Long-term debt of $0.

●	Cash and cash equivalents totaled $3.2 million, excluding restricted cash.

●	SSi Mantra cumulative installed base totaled 168 across ten countries and cumulative surgeries reached 7,885, including 120 telesurgeries, 390 cardiac procedures and 121 pediatric surgeries.

CEO Commentary

Dr. Sudhir Srivastava, Chairman of the Board and Chief Executive Officer of SS Innovations, commented, “In the fourth quarter of 2025, we achieved strong growth in SSi Mantra installations, procedures and revenues, capping off a successful year for SS Innovations. Among our accomplishments in 2025, we gained significant share of the surgical robotics market in India, expanded into new global geographies, and progressed along the regulatory pathways required for entering the United States and European Union markets. We also continued to pioneer robotic telesurgery, attaining multiple new procedure milestones and unveiling cutting-edge innovations such as the Tele Surgeon Console and MantraM mobile robotic telesurgery unit. Finally, the uplisting of our shares to Nasdaq has enhanced market awareness of our growth story and expanded our audience of potential investors.”

Dr. Srivastava continued, “After quarter-end we completed a private placement of common stock, which brings us new long-term oriented institutional investors and approximately $18.6 million of gross proceeds aimed to fuel SS Innovations’ growth in 2026 and beyond. Significant insider participation in this financing reflects our strong confidence in SS Innovations’ future. We will continue to invest in enhancements to our advanced, cost-effective SSi Mantra surgical robotic system and expand our capacity to lead the vast Indian market, penetrate underserved global geographies, and prepare for our entry into the United States and European Union. We anticipate that the U.S. Food and Drug Administration will complete its review of our 510(k) premarket notification for the SSi Mantra by mid-2026. We also continue along the pathway towards a European Union CE marking certification for the SSi Mantra, which we believe we can also obtain this year. In conclusion, we expect continuing strong growth in 2026 as we deploy the SSi Mantra in existing and new markets, increasing access to world-class surgical robotic care.”

Select Business Highlights in Fourth Quarter 2025

●	On November 6, 2025, the Company announced the successful completion of the first telesurgery performed with the SSi Mantra Tele Surgeon Console.

●	On December 5, 2025, the Company submitted a 510(k) premarket notification to the United States Food and Drug Administration (the “FDA”) for the SSi Mantra surgical robotic system, covering multiple indications including general, urological, colorectal, gynecological and cardiac surgeries.

Subsequent Events

●	On January 6, 2026, the Company announced the development of five new 5-millimeter surgical instruments for clinical use across multiple specialties, including pediatric, cardiac, and head and neck surgery, among other procedures involving smaller anatomical structures.

●	On March 9, 2026, the Company announced the completion of a private placement of its common stock, generating approximately $18.6 million in gross proceeds before deducting offering expenses, to support growth initiatives. In the offering, the Company offered and sold a total of 5,774,839 shares of common stock consisting of: an aggregate of 1,300,006 shares of common stock at an average price of $4.00 per share to certain of the Company’s directors and executive officers, or a total of approximately $5.2 million; and an aggregate of 4,474,833 shares of common stock at $3.00 per share, or approximately $13.4 million cumulatively, to non-affiliate investors.

Revenue Breakdown and Summary of Installations / Surgeries

Category	Q4 2024	Q4 2025	Variance	Percentage
System sales	$7,735,005	$13,364,153	$5,629,148	72.8%
Instrument sales	282,332	844,279	561,947	199.0%
Warranty sales	80,769	316,771	236,002	292.2%
Lease income	18,087	9,280	(8,807)	(48.7)%
Total revenue	$8,116,193	$14,534,483	$6,418,290	79.1%

SSi Mantra installations	22	40	18	81.8%
Cumulative installed base[1]	65	168	103	158.5%

SSi Mantra surgeries	610	1,828	1,218	199.7%
Cumulative surgeries[1]	2,759	7,885	5,126	185.8%

1 at period end

Category	2024	2025	Variance	Percentage
System sales	$19,457,767	$38,353,048	$18,895,281	97.1%
Instrument sales	942,548	3,183,757	2,241,209	237.8%
Warranty sales	177,518	877,033	699,515	394.1%
Lease income	71,695	70,909	(786)	(1.1)%
Total revenue	$20,649,528	$42,484,747	$21,835,219	105.7%

SSi Mantra installations	47	103	56	119.1%
SSi Mantra surgeries	2,139	5,087	2,948	137.8%

About SS Innovations

SS Innovations International, Inc. (Nasdaq: SSII) develops innovative surgical robotic technologies with a vision to make the benefits of robotic surgery affordable and accessible to a larger segment of the global population. The Company’s product range includes its proprietary “SSi Mantra” surgical robotic system and its comprehensive suite of “SSi Mudra” surgical instruments, which support a variety of robotic surgical procedures including cardiac surgery. An American company headquartered in India, SS Innovations plans to expand the global presence of its technologically advanced, user-friendly, and cost-effective surgical robotic solutions. Visit the Company’s website at ssinnovations.com or LinkedIn for more information and updates.

About the SSi Mantra

The SSi Mantra surgical robotic system is a user-friendly, modular, multi-arm system with many advanced technology features, including: 3 to 5 modular robotic arms, an open-faced ergonomic surgeon command center, a large 3D 4K monitor, a touch panel monitor for all patient related information display, a virtual real-time image of the robotic patient side arm carts, and the ability for superimposition of 3D models of diagnostic imaging. A vision cart provides the table-side team with the same magnified 3D 4K view as the surgeon to provide better safety and efficiency. The SSi Mantra utilizes over 40 different types of robotic endo-surgical instruments to support different specialties, including cardiac surgery. The SSi Mantra has been clinically validated in India in more than 100 different types of surgical procedures.

Forward Looking Statements

This press release may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “will,” “intend,” “may,” “plan,” “project,” “should,” “could,” “seek,” “designed,” “potential,” “forecast,” “target,” “objective,” “goal,” or the negatives of such terms or other similar expressions to identify such forward-looking statements. These statements relate to future events or SS Innovations’ future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Investor Contact:

The Equity Group

Kalle Ahl, CFA

T: (303) 953-9878

kahl@theequitygroup.com

Devin Sullivan, Managing Director

T: (212) 836-9608

dsullivan@theequitygroup.com

Media Contact:

RooneyPartners LLC

Kate Barrette

T: (212) 223-0561

kbarrette@rooneypartners.com

SS INNOVATIONS INTERNATIONAL, INC.

CONSOLIDATED BALANCE SHEETS

(Audited)

	As of
	December 31, 2025	December 31, 2024

ASSETS
Current Assets:
Cash and cash equivalents	$3,206,406	$466,500
Restricted cash	5,937,650	5,838,508
Accounts receivable, net	12,398,542	4,466,047
Inventory, net	17,064,002	10,206,898
Prepaids and other current assets	10,194,059	6,438,338
Total Current Assets	48,800,659	27,416,291

Property, plant, and equipment, net	9,100,546	5,385,955
Right of use asset	2,754,020	2,623,880
Deferred tax assets, net	533,727	-
Accounts receivable, net	8,566,654	3,299,032
Restricted cash	458,964	318,527
Prepaids and other non current assets	4,011,647	3,341,528
Total Assets	$74,226,217	$42,385,213

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Bank overdraft facility	$11,442,948	$7,994,906
Notes payable	-	7,450,000
Current portion of operating lease liabilities	579,169	409,518
Accounts payable	5,127,193	2,312,382
Deferred revenue	3,266,686	1,278,602
Accrued expenses & other current liabilities	5,825,702	1,884,814
Total Current Liabilities	26,241,698	21,330,222

Operating lease liabilities, less current portion	2,337,697	2,349,118
Deferred Revenue	7,139,807	5,173,953
Other non current liabilities	288,764	74,817
Total Liabilities	$36,007,966	$28,928,110
Commitments and contingencies
Stockholders’ equity:

Preferred stock, authorized 5,000,000 shares of Series A, Non-Convertible Preferred Stock, $0.0001 par value per share; 1,000 shares issued and outstanding as of December 31, 2025 and December 31, 2024	1	1
Common stock, 250,000,000 shares authorized, $0.0001 par value, 194,165,141 shares and 171,579,284 shares issued and outstanding as of December 31, 2025 and December 31, 2024 respectively	19,416	17,157
Accumulated other comprehensive income (loss)	(2,022,660)	(749,625)
Additional paid in capital	95,111,511	56,952,200
Capital reserve	899,917	899,917
Accumulated deficit	(55,789,934)	(43,662,547)
Total stockholders’ equity	38,218,251	13,457,103
Total liabilities and stockholders’ equity	$74,226,217	$42,385,213

SS INNOVATIONS INTERNATIONAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Audited)

	For the three months ended December 31, 2025	For the three months ended December 31, 2024

REVENUES
System sales	13,364,153	7,735,005
Instruments sale	844,279	282,332
Warranty sale	316,771	80,769
Lease income	9,280	18,087
Total revenue	$14,534,483	$8,116,193
Cost of revenue	(8,157,430)	(4,147,202)

GROSS PROFIT	6,377,053	3,968,991

OPERATING EXPENSES:
Research & development expense	1,390,826	761,937
Stock compensation expense	2,023,433	2,338,887
Depreciation and amortization expense	309,491	145,926
Selling, general and administrative expense	3,388,300	2,560,927
TOTAL OPERATING EXPENSES	7,112,050	5,807,677

Loss from operations	(734,997)	(1,838,686)

OTHER INCOME (EXPENSE):
Interest Expense	(335,296)	(292,954)
Interest and other income, net	364,566	208,249
TOTAL INCOME / (EXPENSE), NET	29,270	(84,705)

LOSS BEFORE INCOME TAXES	(705,727)	(1,923,391)
Income tax expense	1,765,653	-
NET LOSS	$(2,471,380)	$(1,923,391)

CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE LOSS

NET LOSS	$(2,471,380)	$(1,923,391)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation loss	(685,735)	(385,368)
Retirement Benefit (net of tax)	(48,444)	(24,086)
RECLASSIFICATION ADJUSTMENTS:
Retirement Benefit (net of tax)	1,433	-
Income tax effects relating to retirement benefit	14,912	-
TOTAL OTHER COMPREHENSIVE LOSS	(717,834)	(409,454)
TOTAL COMPREHENSIVE LOSS	$(3,189,214)	$(2,332,845)

SS INNOVATIONS INTERNATIONAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Audited)

	For The Year Ended
	December 31, 2025	December 31, 2024

REVENUES
System sales	38,353,048	19,457,767
Instruments sale	3,183,757	942,548
Warranty sale	877,033	177,518
Lease income	70,909	71,695
Total revenue	$42,484,747	$20,649,528
Cost of revenue	(22,940,492)	(12,197,162)

GROSS PROFIT	19,544,255	8,452,366

OPERATING EXPENSES:
Research & development expense	3,685,840	2,491,771
Stock compensation expense	8,128,103	14,342,784
Depreciation and amortization expense	1,075,907	436,005
Selling, general and administrative expense	14,848,439	10,157,768
TOTAL OPERATING EXPENSES	27,738,289	27,428,328

Loss from operations	(8,194,034)	(18,975,962)

OTHER INCOME (EXPENSE):
Interest Expense	(1,108,637)	(973,235)
Interest and other income, net	1,141,724	798,000
TOTAL INCOME / (EXPENSE), NET	33,087	(175,235)

LOSS BEFORE INCOME TAXES	(8,160,947)	(19,151,197)
Income tax expense	3,966,440	-
NET LOSS	$(12,127,387)	$(19,151,197)

Net loss per share - basic and diluted	$(0.06)	$(0.11)
Weighted average - basic shares	190,009,159	170,847,444
Weighted average - diluted shares	198,699,461	181,203,673

CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE LOSS

NET LOSS	$(12,127,387)	$(19,151,197)

OTHER COMPREHENSIVE INCOME (LOSS):
Foreign currency translation loss	(1,225,696)	(539,900)
Retirement Benefit	(68,809)	(14,226)
RECLASSIFICATION ADJUSTMENTS:
Retirement Benefit	1,433	-
Income tax effects relating to retirement benefit	20,037	-
TOTAL OTHER COMPREHENSIVE LOSS	(1,273,035)	(554,126)
TOTAL COMPREHENSIVE LOSS	$(13,400,422)	$(19,705,323)

SS INNOVATIONS INTERNATIONAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Audited)

	For the Year Ended
	December 31, 2025	December 31, 2024
Cash flows from operating activities:

Net loss	$(12,127,387)	$(19,151,197)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,075,907	436,005
Operating lease expense	827,521	753,449
Interest Expense	271,633	317,234
Interest and other income, net	(625,883)	(418,426)
Property, plant and equipment written off	-	48,456
Provision for credit loss reserve, net	324,345	955,762
Deferred income tax benefit	(512,865)	-
Stock compensation expense	8,128,103	14,342,784
Provision for slow moving inventory	(110,332)	-

Changes in operating assets and liabilities:
Accounts receivable, net	(13,037,284)	(4,890,032)
Inventory, net	(8,070,786)	(7,691,518)
Deferred revenue	3,953,938	5,357,075
Prepaids and other assets	(5,101,794)	(1,411,621)
Accounts payable	2,877,810	1,410,830
Income taxes payable, net	4,214,339	-
Accrued expenses & other liabilities	161,914	1,144,037
Operating lease payment	(792,166)	(705,868)
Net cash used in operating activities	(18,542,987)	(9,503,030)

Cash flows from investing activities:
Purchase of property, plant and equipment	(3,659,058)	(661,479)
Net cash used in investing activities	(3,659,058)	(661,479)

Cash flows from financing activities:
Proceeds from bank overdraft facility (net)	3,448,042	1,975,980
Proceeds from issuance of promissory notes to principal shareholder	-	3,000,000
Proceeds from issuance of convertible notes to principal shareholder	28,000,000	3,000,000
Proceeds from issuance of convertible notes to other investors	-	1,450,000
Repayment of convertible notes to principal shareholder, including interest	(4,212,637)	-
Repayment of convertible notes to other investors, including interest	(1,068,849)	-
Net cash provided by financing activities	26,166,556	9,425,980

Net change in cash	3,964,511	(738,529)
Effect of exchange rate on cash	(985,026)	274,219
Cash and cash equivalents at the beginning of the year	6,623,535	7,087,845
Cash and cash equivalents at end of the year	$9,603,020	$6,623,535